UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2007
Date of Report (Date of earliest event reported)

ICP SOLAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ICP Solar Technologies Inc. (the "Company"), a developer, manufacturer and marketer of solar cells and products, announced today that the Company has completed the sale of a majority of its shares in its wholly owned manufacturing subsidiary ICP Solar Technologies (UK) Ltd. located in Wales, Great Britain ("ICP UK"), to ISE Solar LLC ("ISE") for aggregate proceeds of $3.0 million USD.

On May 9, 2007, the Company and ISE signed a share purchase agreement (the "Agreement"). Under the terms of the Agreement, ISE shall acquire 85% of all of the shares of ICP UK for an aggregate amount of US$3,000,000. ISE shall pay the Company an amount of US$720,000 to be paid in kind in the form of unlaminated solar panel plates at a price of $20.50 per panel. ISE shall also pay the Company a total amount of US$2,280,000, representing the principal amount on a loan owed to the Company by ICP UK, as follows:

(a) US$500,000 upon signing of the Agreement;
(b) US$500,000 on November 29, 2007;
(c) The balance shall be repaid as monthly payments for a period of 13.94 months as of January 1, 2008. Each monthly payment shall be equal to US$143,000 per month and shall be made either in cash, or in kind in the form of solar panels, at the option of the Company, as per the terms of the Agreement.

Under the terms of the agreement, the Company will retain a minority shareholding of ICP UK and Sass Peress, Chairman and CEO of the Company will remain on the Board of the joint venture company.

The aforementioned does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the Agreement, filed as an exhibit herewith and incorporated herein by reference.

SECTION 8	OTHER EVENTS

ITEM 8.01	OTHER EVENTS

On May 10, 2007, the Company issued a press release announcing the signing of the Share Purchase Agreement, which is filed as an exhibit hereto.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated May 9, 2007, between ICP Solar Technologies Inc. and ISE Solar LLC

99.1	Press release dated May 10, 2007, of ICP Solar Technologies Inc., announcing the execution of the Letter of Intent.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICP SOLAR TECHNOLOGIES INC.

Date: May 10, 2007
	By:	/s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman